UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICDI	OTCQX

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers

On September 5, 2024, each of Christopher G. Gleysteen and Brian D. Berman notified Independence Contract Drilling, Inc. (the “Company”) of their decision to resign effective September 5, 2024, from the Board of Directors. There were no disagreements between either Mr. Gleysteen or Mr. Berman on any matter relating to the Company’s operations, policies and procedures. Mr. Gleysteen had been appointed to the Board of Directors pursuant to the terms of the Investor Rights Agreement dated March 18, 2022, between the Company and MSD Partners, L.P. Mr. Berman had been appointed to the Board of Directors pursuant to the terms of the Investor Rights Agreement dated March 18, 2022, between the Company and Glendon Capital Management, L.P.

On September 6, 2024, the Board of Directors appointed Steven R. Strom to the Company’s Board of Directors as an independent director. Mr. Strom, age 61, has more than 30 years’ experience as an investment banker, board member and investor regularly working with clients seeking to complete challenging financings, mergers and acquisitions, improved operating performance, financial restructurings and other situations involving complex negotiations. Since 2024, Mr. Strom has served as Chief Executive Officer of Odinbrook Global Advisors, an advisory firm that he founded in 2014. From 2016 to 2018, Mr. Strom served as Chief Executive Officer of Blackhill Partners, an investment bank specializing in the energy and shipping sectors. Prior to 2014, Mr. Strom held various leadership roles in investment banking, including Global Group Head and Managing Director of Jefferies’ Restructuring Group and Managing Director of CIBC World Market’s Restructuring Group. Mr. Strom currently serves as a director of Vintage Wine Estates, Inc. Mr. Strom earned a B.B.A. in Finance from Arizona State University and a Master of Business Administration from the University of Michigan at Ann Arbor. The Company has agreed to pay Mr. Strom a retainer of $25,000 per month for his service as a director of the Company and will enter into a standard form of indemnification agreement with him, which is included as exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description	Incorporated by Reference Herein
10.1	Form of Indemnification Agreement	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 20, 2020 (File No. 001-36590)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: September 10, 2024	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary